Pension and Postretirement Benefits: Schedule of The PBO, accumulated benefit obligation, fair value of plan assets and funded status (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Projected benefit obligation (PBO)	$ 121,582	$ 147,534
PBO, Accumulated benefit obligation	107,983	116,549
PBO, Funded status	$ (121,582)	$ (147,534)